UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12


                            EAGLE BULK SHIPPING INC.
                (Name of Registrant as Specified in Its Charter)


                 -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                            Eagle Bulk Shipping Inc.
                         477 Madison Avenue, Suite 1405
                            New York, New York 10022
                                 (212) 785-2500


                                                         April 24, 2006
Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held at the offices of Seward & Kissel, LLP, One Battery Park Plaza, New York, New York at 10:00 a.m. on Wednesday, May 24, 2006. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign and return the enclosed proxy card promptly.

     I hope that you will attend the meeting, and I look forward to seeing you there.


                                            Sincerely,

                                        /s/ Sophocles N. Zoullas
                                            -------------------------------
                                            Sophocles N. Zoullas
                                            Chairman and Chief Executive Officer

                            Eagle Bulk Shipping Inc.
                         477 Madison Avenue, Suite 1405
                            New York, New York 10022
                                 (212) 785-2500


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2006

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Eagle Bulk Shipping Inc., a Marshall Islands corporation ("Eagle Bulk Shipping" or the "Company"), will be held on Wednesday, May 24, 2006 at 10:00 a.m. (local time), at the offices of Seward & Kissel, LLP, One Battery Park Plaza, New York, New York for the following purposes:

     1.   To elect two Class I Directors to the Board of Directors;

     2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006; and

     3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

     Shareholders of record at the close of business on April 24, 2006, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                        /s/ Sophocles N. Zoullas
                                            --------------------------
                                            Sophocles N. Zoullas
                                            Chairman and Chief Executive Officer

New York, New York
April 24, 2006

                            Eagle Bulk Shipping Inc.
                         477 Madison Avenue, Suite 1405
                            New York, New York 10022
                                 (212) 785-2500


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2006

                               ------------------

     This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc. ("Eagle Bulk Shipping" or the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors (the "Board") of Eagle Bulk Shipping for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Seward & Kissel, LLP, One Battery Park Plaza, New York, New York, on Wednesday, May 24, 2006, at 10:00 a.m., and at any adjournment or postponement thereof.

     This proxy statement, and the accompanying form of proxy, are first being mailed to shareholders on or about April 24, 2006.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

     The Board has fixed the close of business on April 24, 2006, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of April 20, 2006, Eagle Bulk Shipping had issued and outstanding 33,150,000 shares of common stock. The common stock comprises all of the Company's issued and outstanding voting stock.

Revocability and Voting of Proxies

     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

     o by writing a letter delivered to Alan Ginsberg, Secretary of Eagle Bulk Shipping, 477 Madison Avenue, Suite 1405, New York, NY, 10022, stating that the proxy is revoked;

     o    by submitting another proxy with a later date; or

     o    by attending the Annual Meeting and voting in person.

     Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

     Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of the nominees to the Board; (ii) FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of Eagle Bulk Shipping for the fiscal year ending December 31, 2006; and (iii) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. The Company does not presently anticipate any other business will be presented for action at the Annual Meeting.

Voting at the Annual Meeting

     Each common share outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of directors. Cumulative voting by shareholders is not permitted.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required  for the  election of  directors.
Abstentions and broker "non-votes" are not counted for the purpose of the election of directors.

     The affirmative vote of a majority of the common shares represented and voted at the Annual Meeting is required for approval of Proposal Two. Abstentions will have the same effect as a vote "against" Proposal Two, whereas broker non-votes are not considered to have been voted on Proposal Two.

Solicitation

     We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Under the Amended and Restated Articles of Incorporation of the Company, the Board is classified into three classes of directors. The two directors serving in Class I have terms expiring at the 2006 Annual Meeting. The Board has nominated the Class I directors currently serving on the Board, Sophocles N. Zoullas and Michael B. Goldberg, for re-election to serve as Class I directors of the Company for a three-year term until the 2009 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

     Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 ON THE ENCLOSED PROXY CARD) OF MESSRS. ZOULLAS AND GOLDBERG AS CLASS I DIRECTORS.

Nominee Information

     The following table sets forth information regarding the nominees for re-election as Class I Directors:

Name                          Age       Position
----                          ---       --------

Sophocles N. Zoullas           40       Chairman and Chief Executive Officer
Michael B. Goldberg            59       Director

     Sophocles N. Zoullas, the Company's founder and a New York native, serves as the Company's Chief Executive Officer and Chairman of the Board. Mr. Zoullas has been involved in the dry bulk shipping industry for 21 years with experience in strategic, commercial and operational aspects of the business. Mr. Zoullas' strategic and commercial experience includes ship purchase negotiations and financing, chartering and insurance. Mr. Zoullas's operational experience includes oversight of ship repair, maintenance and cost control. From 1989 to February 2005, Mr. Zoullas served as an executive officer and a director of Norland Shipping & Trading Corporation, a shipping agency in the dry bulk shipping industry. He holds a bachelor's degree from Harvard College and an MBA from IMD (IMEDE) in Lausanne, Switzerland. Mr. Zoullas has served on the Board since the inception of the Company in 2005.

     Michael B. Goldberg serves as a Director of the Company and is a Managing Director at Kelso & Company, an affiliate of ours, having joined Kelso in 1991. Prior to joining Kelso, Mr. Goldberg spent two years as a Managing Director and Co-head of the Mergers and Acquisitions Department at The First Boston Corporation. From 1978 to 1987, Mr. Goldberg practiced corporate law in the Mergers and Acquisitions Department of Skadden, Arps, Slate, Meagher & Flom LLP, becoming a partner in 1980. Mr. Goldberg was an Associate at Cravath, Swain & Moore from 1972 to 1977. Additionally, Mr. Goldberg is a director of Overwatch Systems, LLC (formerly known as Federal Information Technology Systems, LLC), Hilite International, Inc., HCI Direct, Inc. and RHI Entertainment Holdings, LLC. Mr. Goldberg has served on the Board since the inception of the Company in 2005.

Continuing Director Information

     The following table sets information regarding our directors whose terms continue after the 2006 Annual Meeting. The terms for directors in Class II expire at the 2007 Annual Meeting, and the terms for directors in Class III expire at the 2008 Annual Meeting.

Name                             Age            Class        Position
----                             ---            -----        --------

Joseph Cianciolo                  67              II         Director
Michael Mitchell                  68              II         Director
David B. Hiley                    67              II         Director
Frank J. Loverro                  37             III         Director
Douglas P. Haensel                43             III         Director

Class II Directors - Terms Expiring at the 2007 Annual Meeting

     David B. Hiley serves as a Director of the Company. He has been a financial consultant, including a financial consultant to Nortek, Inc. for more than five years and currently serves as a director. From April 1, 1998 through March 1, 2000, Mr. Hiley served as Executive Vice President and Chief Financial Officer of CRT Properties, Inc. (formerly Koger Equity, Inc.), a real estate investment trust that was sold in September 2005.

     Joseph M. Cianciolo serves as a Director of the Company and the Chair of our Audit Committee. Mr. Cianciolo retired in June 1999 as the managing partner of the Providence, Rhode Island office of KPMG LLP. At the time of his retirement, Mr. Cianciolo had been a partner of KPMG LLP since 1970. Mr. Cianciolo currently serves as a director of United Natural Foods Inc. and Nortek, Inc.

     Michael W. Mitchell serves as a Director of the Company. Mr. Mitchell has been of counsel to Skadden, Arps, Meagher & Flom LLP since May 2004 and was a member of Shapiro, Mitchell, Forman, Allen & Miller LLP from September 2002 to May 2004. Previously, Mr. Mitchell had been counsel to the law firm Morvillo, Abramowitz, Grand, Iason & Silberberg since November 1991.

Class III Directors - Terms Expiring at the 2008 Annual Meeting

     Frank J. Loverro serves as a Director of the Company and is a Managing Director at Kelso & Company, an affiliate of ours, having joined Kelso in 1993. Prior to joining Kelso, Mr. Loverro worked in private equity investing with the Clipper Group. Mr. Loverro started his career in the High Yield Finance Group at CS First Boston. Additionally, Mr. Loverro is a director of RHI Entertainment Holdings, LLC.

     Douglas P. Haensel serves as a Director of the Company. He currently is Executive Vice President and Chief Financial Officer of Burt's Bees, Inc. From 2001 to 2004, Mr. Haensel was President and Chief Operating Officer of 21st Century Newspapers, Inc. He was Executive Vice President and Chief Financial Officer at The Athlete's Foot Group, Inc. from 1999 to 2001. Additionally, Mr. Haensel started his career at General Electric Company and held several management positions at GE Capital.

Meetings of the Board of Directors

     During the fiscal year 2005, there were six meetings of the Board. A quorum of directors was present, either in person or telephonically, for all of the meetings. Actions were also taken during the year by the unanimous written consent of the Directors.

Committees of the Board of Directors

     The  Board  of  Directors  has a  standing  Audit  Committee,  Compensation
Committee and Nominating Committee, the respective members and functions of which are described below.

     Audit Committee

     Since December 14, 2005, the Company's Audit Committee has been comprised of Joseph Cianciolo, Douglas P. Haensel, David B. Hiley and Frank J. Loverro. Messrs Cianciolo, Haensel and Hiley qualify as independent under the listing requirements of the NASDAQ National Market. Our Board has determined that Joseph Cianciolo constitutes a "financial expert" as such term is defined by the U.S. Securities and Exchange Commission regulations, and he has the related financing management expertise within the meaning of NASDAQ rules & regulations. Through its written charter, which was adopted on June 3, 2005, the Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full Board. The Audit Committee held two meetings during fiscal year 2005. The report of the Audit Committee is on page 15 of this Proxy Statement. A copy of the Audit Committee Charter is included as Appendix I to this Proxy Statement. The charter describes the nature and scope of the responsibilities of the Audit Committee.

     Compensation Committee

     The Company's Compensation Committee is comprised of Frank J. Loverro, David B. Hiley and Douglas P. Haensel, all of whom with the exception of Mr. Loverro qualify as independent under the listing requirements of the NASDAQ National Market. Through its written charter, approved on June 3, 2005, the Compensation Committee administers the Company's stock option plan and other corporate benefits programs. The Compensation Committee also reviews and approves bonuses, stock option grants, compensation philosophy and current competitive status, and executive officer Compensation. The Compensation
Committee held one meeting during fiscal year 2005. The report of the Compensation Committee is on page 12 of this Proxy Statement. A copy of the Compensation Committee Charter is included as Appendix II to this Proxy Statement. The charter describes the nature and scope of the responsibilities of the Compensation Committee.

     Nominating Committee

     Since June 3, 2005, the Company's Nominating Committee has been comprised of Sophocles N. Zoullas, Frank J. Loverro and David B. Hiley. Through its written charter, the Nominating Committee assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company's corporate governance guidelines. The nominating committee has held one meeting since June 3, 2005 and is in the process of determining its policy regarding the consideration of any director candidates recommended by security holders. A copy of the Nominating Committee Charter is included as Appendix III to this Proxy Statement. The charter describes the nature and scope of the responsibilities of the Nominating Committee.

     Each of the nominees for election as director at the 2006 Annual Meeting, Messrs. Zoullas and Goldberg, are currently directors of the Company and were recommended for re-election by the Nominating Committee.

Legal Proceedings Involving Directors, Officers or Affiliates

     There are no legal proceedings ongoing as to which any director, officer or affiliate of the Company, any owner of record or beneficially or more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our affiliates.

Code of Ethics

     Eagle Bulk Shipping's Code of Ethics, which applies to the Company's directors, executive officers and senior employees, is available on the Company's website at www.eagleships.com.

Communications from Shareholders

     The Board has in place a process for shareholders to send communications to the Board. Specifically, the Board will review and give appropriate attention to communications submitted by shareholders and other interested parties, and will respond if and as appropriate. Shareholders may send communications to the Board by calling the Company's outside counsel, Seward & Kissel, LLP, Attn: Gary J. Wolfe, tel.: (212) 574-1200.

     Our principal offices are located at 477 Madison Avenue, Suite 1405, New York, NY 10022 and our main telephone number is (212) 785-2500.

                                   MANAGEMENT

Executive Officers and Other Key Personnel

     The following tables set forth certain information with respect to the executive officers (other than Sophocles N. Zoullas, for whom information is set forth under the heading "Nominee Information" above) and other key personnel of the Company:

Executive Officers

Name                           Age       Position
----                           ---       --------

Sophocles N. Zoullas            40       Chairman and Chief Executive Officer
Alan Ginsberg                   48       Chief Financial Officer

     Alan S. Ginsberg serves as the Company's Chief Financial Officer and is responsible for overseeing the Company's accounting and financial matters. Mr. Ginsberg has over 18 years of experience in the shipping industry and in particular in shipping finance. From 2002 until 2005, Mr. Ginsberg was the Director of Ship Financing for Northampton Capital Ltd., a transportation industry financial advisory firm. From 1998 to 2002, Mr. Ginsberg was a Director of High Yield Research at Scotia Capital (USA) Inc. and was responsible for analysis of the shipping industry, publishing research and maintaining relationships in the industry. From 1997 to 1998, Mr. Ginsberg was the publisher of Marine Money International, a leading maritime publication, and between 1988 and 1996 he served as the Chief Financial Officer of The Kedma Group, a privately held shipping company that owned and operated 17 vessels, including 14 Handymax dry bulk vessels and three tankers. Mr. Ginsberg holds a bachelor's degree from Georgetown University. Mr. Ginsberg is a certified public accountant and has previously worked at Coopers & Lybrand.

Executive Compensation

     The following table sets forth in summary form information concerning the compensation paid by us during the years ended December 31, 2005, to our executive officers whose salaries and bonuses for fiscal year 2005 exceeded $100,000 and who served as executive officers of the Company as of December 31, 2005 (the "Named Executive Officers").

                           Summary Compensation Table

                                                           Annual Compensation
                                                           -------------------
                                                 Fiscal
Name and Principal Position                      Year     Salary       Bonus
---------------------------                      ----     ------       -----

Sophocles Zoullas, Chief Executive Offiicer      2005    $675,000     $190,000
Alan Ginsberg, Chief Financial Officer           2005     200,000      120,000

     For information about the employment agreement with Mr. Zoullas, see "--Employment Agreement and Incentive Bonus Program" below.

Option Grants for the Year Ended December 31, 2005

     The Company did not grant any options to the named Executive Officers during the fiscal year ended December 31, 2005.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     There were no options exercises during the fiscal year ended December 31, 2005.

Director Compensation

     For fiscal year 2005, each of our non-employee directors and directors not-affiliated with Kelso receive an annual fee of $40,000. The Chairman of the Audit Committee receives an annual fee of $50,000. We do not pay director fees either to employee directors or directors affiliated with Kelso. We reimburse our directors for all reasonable expenses incurred by them in connection with serving on the Board.

Employment Agreement and Incentive Bonus Program

Agreement with Mr. Zoullas

     On March 1, 2005, we entered into an employment agreement within an original term of three years with Mr. Zoullas pursuant to which Mr. Zoullas serves as our Chief Executive Officer. Either Mr. Zoullas or we may terminate the employment agreement for any reason on 30 days written prior notice. We may also terminate Mr. Zoullas employment at any time for cause.

     Pursuant to the employment agreement, Mr. Zoullas receives a minimum base salary per year in the amount of $675,000. Mr. Zoullas is eligible to participate in a performance bonus pool, for senior executives, as well as discretionary amounts determined by the compensation committee of Eagle Ventures. Mr. Zoullas is also entitled to participate in the benefit plans and fringe benefits provided generally to similarly situated senior executives. The employment agreement also provides that we will provide Mr. Zoullas with a life insurance policy during the term of the agreement with the amount and terms determined by mutual agreement.

     Pursuant to the employment agreement, Mr. Zoullas has also been awarded a profits interest in Eagle Ventures which is designed to allow participation in profits realized in a sale or other exit event with respect to Eagle Ventures. This profits interest consists of "service points" and "performance points." Mr. Zoullas is required to receive at least 75% of the profits interests that are awarded to senior management by the compensation committee of Eagle Ventures. In the event Mr. Zoullas' employment is terminated (i) by the Company without cause (as such term is defined in the employment agreement), (ii) by Mr. Zoullas for good reason (as such term is defined in the employment agreement), or (iii) as a result of death or disability (as such term is defined in the employment agreement), all of the service points allocated to Mr. Zoullas will vest and one-half of the performance points allocated to Mr. Zoullas will vest.

     In the event Mr. Zoullas terminates his employment for other than good reason, Mr. Zoullas is entitled to receive (i) his base salary earned but unpaid up to the date of termination, (ii) reimbursement of any expenses for which he was due reimbursement, (iii) any bonus actually earned for a completed year but unpaid as of the date of termination, and (iv) any benefits that he is then entitled to receive under benefit plans (collectively, (i), (ii), (iii) and (iv) are referred to as the "Accrued Benefits").

     In the event we terminate Mr. Zoullas' employment without cause, then in addition to the Accrued Benefits, Mr. Zoullas is entitled to receive continuation of his base salary (the "Severance Payments") for a period of one year following the effective date of such termination, or the remaining term of the employment agreement, whichever is longer (the "Severance Period"). In addition, we will continue his health insurance (for Mr. Zoullas and his dependents) during the Severance Period. Mr. Zoullas does not receive Severance Payments in the event he materially breaches the employment agreement and such breach is not cured within 30 days of written notice from us. We may also terminate Mr. Zoullas' employment at any time for cause.

     In the event that his employment is terminated for cause, we are only obligated to provide Mr. Zoullas with the Accrued Benefits and the profits interest allocated to Mr. Zoullas is forfeited. Mr. Zoullas may terminate his employment with us at any time for good reason in which case he is entitled to receive the Accrued Benefits and health insurance during the Severance Period.

     If Mr. Zoullas dies or becomes disabled while employed by us, all of his rights under the employment agreement terminate except that we are required to pay Mr. Zoullas his Accrued Benefits.

2005 Stock Incentive Plan

     We have adopted our 2005 Stock Incentive Plan for the purpose of affording an incentive to eligible persons to increase their efforts on behalf of our company and our affiliates and to promote our company's success. The 2005 Stock Incentive Plan provides for the grant of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, dividend equivalents and other awards based on or relating to our common stock to eligible non-employee directors, selected officers and other employees and independent contractors.

     The plan is administered by a Committee of our board of directors (the "Committee") which has the authority, in its sole discretion, to administer the 2005 Stock Incentive Plan and to exercise all the powers and authorities either specifically granted to it under the plan, including, without limitation, the authority to grant awards; to determine the persons to whom and the time or times at which awards will be granted; to determine the type and number of awards to be granted, the number of shares of stock or cash or other property to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, or surrendered; to construe and interpret the plan and any award; to prescribe, amend and rescind rules and regulations relating to the plan; to determine the terms and provisions of award agreements; and to make all other determinations deemed necessary or advisable for the administration of the plan.

     An aggregate of 2.6 million shares of our common stock has been authorized for issuance under the plan.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between any of Eagle Bulk Shipping's executive officers or members of the Company's Board or Compensation Committee and any other company's executive officers, board of directors or compensation committee.

                        REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board is comprised of two independent directors and one non-independent director, in compliance with NASDAQ Marketplace rules. The Compensation Committee is responsible for establishing and administering the overall compensation policies applicable to the Company's executive officers and determining the annual cash compensation of the Company's senior management. The Compensation Committee is also responsible for establishing the general policies applicable to the granting, vesting and other terms of equity grants made to current and newly hired officers and other key employees under the Company's stock incentive plan, and for determining the size and terms of the individual grants made to the Company's executive officers.

Compensation Deductibility Policy

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation to certain employees in excess of $1 million. Because the Company believes that it currently qualifies for the exemption pursuant to Section 883 of the Internal Revenue Code of 1986, as amended, pursuant to which it is not subject to United States federal income tax on its shipping income (which comprised substantially all of its gross revenue in 2004), it has not sought to structure its compensation arrangements to qualify for exemption under Section 162(m).

Compensation Philosophy

     The Committee believes that the Company's compensation programs should attract and retain executives and other employees to enable the Company to compete effectively; encourage achievement of the Company's annual and longer-term performance objectives; and align our executives' long-term interests with those of our shareholders. The Committee fosters and oversees the Company's compensation programs to attain these goals.

     The Compensation Committee bases its senior executive officer compensation decisions primarily on its assessment of each executive's performance in his area of responsibility, contributions to the Company and to improving shareholder value. This assessment is based on a number of factors, including the executive's performance compared to the Company's current goals and objectives; the nature and scope of the executive's responsibilities; the executive's contribution to the Company's current financial results; and the executive's effectiveness in initiatives to deliver greater future value to shareholders. In order to provide proper incentives to each executive and appropriately reward performance, the Compensation Committee assesses the proper balance of short- and long-term compensation as well as the form of such compensation. The Compensation Committee also considers the compensation levels and performance of companies that the Compensation Committee regards as competitors or peers of the Company.

     The Compensation Committee's review process in 2005 included three meetings of the Compensation Committee and several consultations with the Company's Chief Executive Officer and Chief Financial Officer.

            The Compensation Committee's recommendations were made after due and careful consideration and in the light of the Company's performance and the performance of the individual executives. The Compensation Committee duly reported its findings to the full Board, which accepted the Compensation Committee's recommendations unanimously.

Executive Compensation

     The Compensation Committee's actions regarding executive compensation for 2005 is reflected in the "Summary Compensation Table" set forth above.

     As part of the review process described above, the base salary rate and proposed 2005 awards of each executive officer was reviewed, taking into account: (i) each officer's individual performance during 2005, including the extraordinary services rendered in connection with the Company's initial public offering and subsequent follow on offering; (ii) the scope and importance of the functions the officer performed or for which the officer was responsible, (iii) an assessment of the officer's initiative, managerial ability and overall contributions to corporate performance, (iv) certain practices of other companies with respect to executive officer salary and bonus levels for 2005 and 2006 based on survey data and available Securities and Exchange Commission filing data, and (v) internal equity considerations.

     The weighting given to these factors varied by position, but the Compensation Committee intended that each executive officer's base salary and annual bonus rates be generally competitive with the estimated current market rates, and that the annual bonuses for 2005 properly reflect the efforts and achievements of the Company's management team in fostering the Company's superior performance in terms of return to shareholders relative to certain competitors, including the efforts related to the Company's two equity offerings and efforts relating to the Company's commencement of operations.

     On December 14, the Compensation Committee approved Mr. Zoullas's salary for fiscal 2006 of $678,500 and Mr. Ginsberg's salary for fiscal 2006 of $245,000. Additionally, in 2005, the Compensation Committee approved Messrs. Zoullas and Ginsberg bonuses of $190,000 and $120,000, respectively for services to the Company during 2005.

CEO Compensation

     The  Compensation   Committee's   actions   regarding  Mr.  Zoullas's  cash
compensation for 2005 as the Company's Chief Executive Officer are reflected in the "Summary Compensation Table" set forth above.

     The Compensation Committee's review of Mr. Zoullas's compensation occurred at the same time as the above-discussed review of the compensation of the Company's other executive officers, and took into account the same factors and data, together with the Compensation Committee's assessment of Mr. Zoullas's leadership skills and impact potential; his contributions to the Company's successes during 2005, and in particular and his success in building an effective management team and corporate infrastructure to support the Company's growth and public company status. After assessing Mr. Zoullas's performance for 2005, and after taking into account his existing compensation, his value and importance to the Company, and the benefit to the Company of providing Mr. Zoullas with long-term incentives, the Compensation Committee approved Mr. Zoullas' salary for fiscal year 2006 of $ 678,500.

Conclusion

     The Compensation Committee believes that the Company's current compensation programs and practices strike an appropriate balance between risk and reward and are consistent with the Company's goals to attract, retain, and incentivize its executives and employees in both the short and long term.

             Submitted by the Compensation Committee of the Board:

                                  Frank Loverro
                                David Hiley, and
                                 Douglas Haensel

Performance Graph

The following graph illustrates a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of Eagle Bulk Shipping Inc.'s common stock with the Standard and Poor's 500 Index and a "Peer Group" consisting of Dryships, Inc., Diana Shipping Inc., Quintana Maritime Ltd., Excel Maritime Carriers Ltd., Navios Maritime Holdings, Inc. and Genco Shipping and Trading Limited. The comparison assumes a $100 investment on June 28, 2005. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's common stock. Data for the Standard and Poor's 500 Index and the peer group assume reinvestment of dividends.

[GRAPHIC OMITTED]

                                          6/28/2005             12/31/2005
                                          ---------             ----------

 EGLE                                      100                    117.57
 S&P 500                                   100                    103.89
 Peer Group                                100                     82.04


                          REPORT OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company's auditors. The Board, in its business judgment, has determined that all members of the Audit Committee are "independent", as provided under the applicable listing standards of the NASDAQ National Market. The Audit Committee operates pursuant to a Charter that was adopted by the Board on June 3, 2005, a copy of which is attached to this Proxy Statement as Appendix I. As set forth in the Charter, the Committee's job is one of oversight. Management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements' conformity with generally accepted accounting principles, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.

     The Committee met with the Company's independent registered public accounting firm to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the year ended December 31, 2005. The Committee has considered and discussed with management and the independent registered public accounting firm (both alone and with management present) the audited financial statements as well as the independent registered public accounting firm's evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.

     The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and a formal written statement from the independent registered public accounting firm, confirmed by management, of the fees billed for audit services, and other non-audit services rendered by the independent registered public accounting firm for the most recent fiscal year. The Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm's independence and has discussed with the independent registered public accounting firm their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent registered public accounting firm is in fact "independent."

     Based upon the Audit Committee's receipt and review of the various materials and assurances described above and its discussions with management and independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

                 Submitted by the Audit Committee of the Board:

                                Joseph Cianciolo
                                 Douglas Haensel
                                   David Hiley
                                  Frank Loverro

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Eagle Bulk Shipping's voting common stock as of April 20, 2006 of:

     o each person, group or entity known to Eagle Bulk Shipping to beneficially own more than 5% of our stock;

     o    each of our directors;

     o    each of our Named Executive Officers; and

     o    all of our directors and executive officers as a group.

     As of April 20, 2006, a total of 33,150,000 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote.

     The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of that security, or "investment power," which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

                            Ownership of Common Stock

                                                Shares Beneficially Owned (1)(2)
Name                                                  Number         Percentage
----                                                  ------         ---------

Eagle Ventures LLC (3)                               12,425,000        37.48%
Kelso Investment Associates VII, L.P. (3)(4)         10,671,271        32.19%
KEP VI, LLC (3)(4)                                   10,671,271        32.19%
Frank T. Nickell (3)(4)(5)                           10,671,271        32.19%
Thomas R. Wall, IV (3)(4)(5)                         10,671,271        32.19%
George E. Matelich (3)(4)(5)                         10,671,271        32.19%
Michael B. Goldberg (3)(4)(5)(6)                     10,671,271        32.19%
David I. Wahrhaftig (3)(4)(5)                        10,671,271        32.19%
Frank K. Bynum, Jr. (3)(4)(5)                        10,671,271        32.19%
Philip E. Berney (3)(4)(5)                           10,671,271        32.19%
Frank J. Loverro (3)(4)(5)(6)                        10,671,271        32.19%
James J. Connors, II (3)(4)(5)                       10,671,271        32.19%
Douglas P. Haensel (6)(10)                               13,333             *
David B. Hiley (6) (11)                                  66,603             *
Joseph Cianciolo (6)(12)                                 16,667             *
Michael Mitchell (6)(13)                                 13,333             *
Sophocles N. Zoullas (6)(7)                             931,441         2.81%
Alan S. Ginsberg (8)                                     65,907             *
Executive Officers and Directors as a group (9)      11,778,555        35.47%


----------
* Less than 1% ownership

(1) Numbers and percentages for Eagle Ventures LLC, KIA VII, KEP VI and Messrs. Nickell, Wall, Matelich, Goldberg, Wahrhaftig, Bynum, Berney, Loverro and Connors and our executive officers and Messrs. James, Thouret and Hiley are reflective of beneficial ownership of Eagle Ventures LLC common interests.

(2) Reflects the effect of vesting of certain performance related profits interests in Eagle Ventures LLC granted to Messrs. Zoullas, Ginsberg, Thouret and James upon the consummation of our initial public offering as described in the section of this Proxy Statement entitled "Certain
     Relationships and Related Party Transactions--The Eagle Ventures Agreement." Shares subject to options that are exercisable presently or within 60 days are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(3) The business address for these persons is c/o Kelso & Company, L.P., 320 Park Avenue, 24th Floor, New York, NY 10022.

(4) Includes shares of common stock held by: (i) Kelso Investment Associates VII, L.P., a Delaware limited partnership, or KIA VII, and (ii) KEP VI, LLC, or KEP VI. KIA VII and KEP VI may be deemed to share beneficial ownership of shares of common stock owned of record by Eagle Ventures LLC, by virtue of their ownership interests in Eagle Ventures LLC. KIA VII and KEP VI, due to their common control, could be deemed to beneficially own each of the other's shares. Shares and percentages indicated represent the upper limit of the expected ownership of our equity securities by these persons and entities. Each of KIA VII and KEP VI disclaim such beneficial ownership.

(5) Messrs. Nickell, Wall, Matelich, Goldberg, Wahrhaftig, Bynum, Berney, Loverro and Connors may be deemed to share beneficial ownership of shares of common stock owned of record by Eagle Ventures LLC, by virtue of their status as managing members of KEP VI and of Kelso GP VII, LLC, a Delaware limited liability company, the principal business of which is serving as the general partner of Kelso GP VII, L.P., a Delaware limited partnership, the principal business of which is serving as the general partner of KIA
     VII. Each of Messrs. Nickell, Wall, Matelich, Goldberg, Wahrhaftig, Bynum, Berney, Loverro and Connors share investment and voting power with respect to the ownership interests owned by KIA VII and KEP VI but disclaim beneficial ownership of such interests.

(6)  Member of our board of directors.

(7) Includes 931,441 shares of common stock held of record by Eagle Ventures LLC, by virtue of Mr. Zoullas's common ownership interest in Eagle Ventures LLC.

(8)  Includes  65,907  shares of common  stock held of record by Eagle  Ventures
     LLC, by virtue of Mr. Ginsberg's common ownership interest in Eagle Ventures LLC.

(9) Includes shares of common stock the beneficial ownership of which Mr. Goldberg, and Mr. Loverro may be deemed to share, as described in footnote 5 above.

(10) The business address for Mr. Haensel is 477 Madison Avenue, Suite 1405, New York, NY 10022. Mr. Haensel's beneficial ownership represents options to purchase 13,333 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 13,333 of which are currently exercisable.

(11) The business address for Mr. Hiley is 63 Old Coach Road, New London, New Hampshire 03257. Mr. Hiley's beneficial ownership includes options to purchase 13,333 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 13,333 of which are currently exercisable. Shares beneficially owned by Mr. Hiley include 53,270 shares of common stock held of record by Eagle Ventures LLC, by virtue of Mr. Hiley's common ownership interest in Eagle Ventures LLC.

(12) The business address for Mr. Cianciolo is 477 Madison Avenue, Suite 1405, New York, NY 10022. Mr. Cianciolo's beneficial ownership represents options to purchase 16,667 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 16,667 of which are currently exercisable.

(13) The business address for Mr. Mitchell is c/o Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036. Mr. Mitchell's beneficial ownership represents options to purchase 13,333 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 13,333 of which are currently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Eagle Ventures Agreement

     Affiliates of Kelso & Company, certain outside investors and all of the members of our management are parties to a limited liability company agreement relating to the formation, ownership and management of Eagle Ventures, which owns 12,425,000 shares of our common stock which is equivalent to 37.48% of our common stock on a fully diluted basis. Affiliates of Kelso control Eagle Ventures, owning approximately 85.9% of the common interests in Eagle Ventures, and members of our management and outside investors own approximately 14.1% of the common interests in Eagle Ventures.

     Members of the Company's  management  have been awarded  profits  interests
(and  in  the  future   others  having  senior   management   and/or   strategic
planning-type responsibilities may be awarded similar profits interests) in Eagle Ventures LLC that may entitle such persons to an economic interest of up to 16.7% on a fully diluted basis (assuming all profits interests were vested) in any appreciation in the value of the assets of Eagle Ventures LLC (including shares of the Company's common stock owned by Eagle Ventures LLC when sold). In all, one-fourth of the profits interests are service-related and vest in equal three-month installments over four years (the vesting of such service-related profits interests is subject to continued employment with Eagle Ventures LLC or its affiliates at the end of each such three-month period), and the remaining profits interests are performance-related. Pursuant to an amendment to the Eagle Ventures LLC limited liability company agreement, 44% of the performance-related profits interests became fully vested upon the consummation of the Company's initial public offering (or an economic interest in approximately 6.2% of the appreciation of the assets of Eagle Ventures LLC on a fully diluted basis taking into account the vesting of only such profits interests), and the remaining portion of the performance-related profits interests will vest based on affiliates of Kelso achieving certain multiples on their original indirect investment in the Company, subject to an internal rate of return minimum. Retention of the non-accelerated performance-related profits interests is subject to continued employment with Eagle Ventures LLC or its affiliates.

     The vesting of profits interests may be further accelerated in the future by the compensation committee of Eagle Ventures LLC. These profits interests will dilute only the interests of owners of Eagle Ventures LLC, and will not dilute direct holders of the Company's common stock. However, the Company's statement of operations reflects non-cash charges for compensation related to the profits interests.

     For the period from inception in January 26, 2005 to December 31, 2005, the Company recorded a non-cash compensation charge of $11.7 million. Of that charge, approximately $9.2 million relates to the portion of the performance-related profits interests that vested upon consummation of the
Company's initial public offering. The remaining $2.5 million non-cash compensation charge was taken as a result of the service-related and non-accelerated performance-related profits interests. The Company is recording compensation charges relating to the service-related profits interests over four years. The non-accelerated performance related profits interests vest based on affiliates of Kelso achieving certain multiples on their original investment in the assets of Eagle Ventures LLC through the receipt of distributions from Eagle Ventures LLC. The vesting occurs ratably upon achieving a return on investment ranging from two times to four times the original investment. To calculate the non-cash compensation charge that is reflected in the Company's income statement for the non-accelerated performance-related profits interests, the Company has assumed that these profits interests will vest four years after their issuance. The Company is therefore recording compensation charges relating to such profits interests over four years.

     On January 28, 2006, the limited liability company agreement of Eagle Ventures LLC was amended and restated (the "Third LLC Agreement"). This provided for the award of additional profits interests in Eagle Ventures LLC to certain management employees and provided for certain adjustments in the manner distributions are made by Eagle Ventures in connection with such newly awarded profits interests. These profits interests will dilute only the interests of owners of Eagle Ventures LLC, and will not dilute the direct holders of the Company's common stock.

     On March 8, 2006, the Third LLC Agreement was amended and restated (the "Fourth LLC Agreement") and is included as Exhibit 10.6 to this annual report. Pursuant to the Fourth LLC Agreement, an adjustment was made in the schedule governing the management members' retention of service-related profits interests upon their termination of employment with Eagle Ventures LLC or its subsidiaries (including the Company). In addition, under the Fourth LLC Agreement one-fourth of the service-related profits interests granted on January 28, 2006 were immediately vested and the remaining newly granted service-related profits interests were made subject to a three-year retention schedule.

Registration Rights Agreement

     We have entered into a registration rights agreement with Eagle Ventures pursuant to which we granted it, and certain of its transferees, the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act shares of our common stock held by Eagle Ventures. Under the registration rights agreement, Eagle Ventures has the right to request us to register the sale of shares held by it on its behalf and may require us to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, Eagle Ventures has the ability to exercise certain piggyback registration rights in connection with registered offerings initiated by us. Eagle Ventures owns 12,425,000 shares entitled to these registration rights.

Loans

     There are no loans made by the Company to any individual or entity.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected the firm of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping for the fiscal year ending December 31, 2006 and recommends that shareholders vote for ratification of this appointment. The Company engaged Ernst & Young LLP as its independent auditors in 2005 in anticipation of its initial public offering. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

     If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider its selection of auditors. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

     The 2005 Audit Committee has determined that the provision of the services covered under the headings "All Other Fees" below is compatible with maintaining Ernst & Young LLP's independence for purposes of acting as the Company's independent registered public accounting firm.

Fees to Independent Registered Public Accounting Firm for Fiscal 2005

     The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for fiscal 2005, the first fiscal year that the Company was in existence, and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young for fiscal 2005.

     Type of Fees                                          2005
     ------------                                          ----

     Audit Fees                                          $587,000
     Audit-Related Fees                                        $0
     Tax Fees                                             $12,420
     All Other Fees                                            $0
     Total                                               $599,420

Audit Fees

     The aggregate fees billed by Ernst & Young LLP, the member firms of Ernst & Young LLP, and their respective affiliates (collectively, "Ernst & Young) for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2005 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and for services related to our initial public offering and our secondary offering for that fiscal years were $587,000.

Audit Related Fees

     There were no audit related fees billed by Ernst & Young for services rendered to the Company for the year ended December 31, 2005.

     The aggregate tax fees billed by Ernst & Young for services rendered to the Company, for the fiscal year ended December 31, 2005 were $12,420. These fees related to tax planning and tax compliance services.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF ERNST & YOUNG LLP AS EAGLE BULK SHIPPING'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the 2007 Annual Meeting of Shareholders, for inclusion in Eagle Bulk Shipping's proxy statement and form of proxy relating to that meeting, must be received by the Company at its offices in New York, New York, addressed to the Secretary, not later than December 20, 2006. Such proposals must comply with Eagle Bulk Shipping's By-Laws and the requirements of Regulation 14A of the 1934 Act.

     In addition, Rule 14a-4 of the 1934 Act governs Eagle Bulk Shipping's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to the Company's 2007 Annual Meeting of Shareholders, if Eagle Bulk Shipping is not provided notice of a shareholder proposal prior to February 20, 2007, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the 1934 Act and the rules thereunder, the Company's executive officers and directors and persons who own more than 10% of a registered class of Eagle Bulk Shipping's equity securities are required to file with the Securities and Exchange Commission reports of their ownership of, and transactions in, the Company's common stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2005 its executive officers and directors complied with the
Section 16(a) requirements, except that, Messrs. Zoullas and Ginsberg filed late reports on Form 3. Four of our directors (Messrs. Cianciolo, Mitchell, Haensel and Hiley) filed late reports on Form 4 relating to the non-qualified stock options that were granted to each of them on March 17, 2006 under the Company's 2005 Stock Incentive Plan.

                           ANNUAL REPORT ON FORM 10-K

     Eagle Bulk Shipping will provide without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2006 (without the exhibits attached thereto), as amended, to any person who was a holder of the Company's common shares on the Record Date. Requests for the Annual Report on Form 10-K should be made in writing, should state that the requesting person held the Company's common shares on the Record Date and should be submitted to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping, at 477 Madison Avenue, Suite 1405, New York, New York 10022.

                                  OTHER MATTERS

     At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            ---------------------------------



Dated: April 24, 2006

                                                                      APPENDIX I



                            Eagle Bulk Shipping Inc.

                             Audit Committee Charter

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Eagle Bulk Shipping Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

                                     Purpose
                                     -------

     The Committee assists the Board in its oversight of (1) the quality and integrity of the Company's financial statements and its accounting and financial reporting practices, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and
(4) the performance of the Company's independent auditors. It may also have such other duties as may from time to time be assigned to it by the Board and are required by the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market, Inc. ("NASDAQ").

     The Committee shall maintain free and open communication (including periodic private executive sessions) with the independent auditors and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personnel and outside professionals. The Committee shall have the authority and shall receive necessary funding from the Company to retain special legal, accounting or other consultants or advisors employed by the Committee and shall obtain such advice and assistance from such special legal, accounting or other consultants or advisors as the Committee deems necessary. The Committee shall have sole authority to approve related fees and retention terms. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information,
(ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management and the independent auditors as to all audit and non-audit services provided by the independent auditors to the Company.

                            Membership and Structure
                            ------------------------

     The Committee shall be comprised of at least three directors determined by the Board to meet the director and audit committee member independence requirements, subject to any applicable exemptions and phase-in provisions, and the financial literacy requirements of NASDAQ. At least one member of the Committee shall be financially sophisticated, as determined by the Board, and no Committee member shall have participated in the preparation of the financial statements of the Company or any of the Company's current subsidiaries at any time during the past three years, each as required by NASDAQ listing standards. Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as "audit committee financial experts", shall be made on an annual basis by the full Board. The Chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer and the lead independent audit partner. In fulfilling its responsibilities the Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

     Meetings of the Committee shall be held at such times and places as the Committee shall determine, including by written consent. The Committee shall also periodically meet with the Company's management and independent auditors separately from the Board.

                                Responsibilities
                                ----------------

     The Committee's role is one of oversight. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements to be included in the Company's Annual Report on Form 10-K and reviewing the Company's quarterly financial statements prior to the filing of any quarterly report on Form 10-Q , and other procedures.

     The Committee and the Board recognize that management and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting and financial reporting practices than do Committee members; accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations.

     Although the Board and the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

     o The appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors to be retained to audit the annual financial statements of the Company and review the quarterly financial statements of the Company.

     o Annually obtaining and reviewing the independent auditor's formal written statement describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     o Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company and their independence as required by Independence Standards Board - ISB1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships that may impact the objectivity and independence of the auditors, and shall consider whether the independent auditors' provision of non-audit services to the Company, if any, is compatible with the auditors' independence.

     o Reading the annual audited financial statements and quarterly financial statements and discussing them with management and the independent auditors. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Such discussions will include particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments and risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures, and other such inquiries as the Committee, management or the independent auditors shall deem appropriate. Based on this process, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K). In connection with such reviews the Committee should ensure that the Independent Auditors have fulfilled their responsibilities under AICPA SAS 61 "Communication with Audit Committees."

     o Preparing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission, and submitting such report to the Board for approval.

     o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reading audit reports, discussing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities and any management letters provided by the auditors and the Company's response to such letters, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

     o Providing oversight of the Company's accounting and financial reporting principles, policies, controls, procedures and practices, and reviewing significant changes to the foregoing as suggested by the independent auditors or management.

     o Establishing procedures for the receipt, retention and treatment of complaints from the Company's employees on accounting, internal controls or auditing matters, as well as for confidential, anonymous submissions by the Company's employees of concerns regarding questionable accounting or reporting matters.

     o Establishing clear hiring policies for employees or former employees of the external auditors.

     o Annually obtaining from the independent auditors a formal written statement of the fees billed for audit and non-audit services rendered by the independent auditors for the most recent fiscal year.

     o At the Committee's discretion, discussing with management and independent auditors earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o Discussing with management policies with respect to risk assessment and risk management.

     o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements or which might require disclosure therein, and any material reports or inquiries from regulatory or governmental agencies.

     o Regularly reporting its activities to the full Board and making such recommendations with respect to the above and any other matters as the Committee may deem necessary or appropriate.

     o Engaging in an annual self-assessment with the goal of continuing improvement.

                                                                     APPENDIX II


                            Eagle Bulk Shipping Inc.

                         Compensation Committee Charter


     This Compensation Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Eagle Bulk Shipping Inc. (the "Company"). The Compensation Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

                                     Purpose
                                     -------

     The Committee shall carry out the Board's responsibilities relating to compensation of the Company's executive officers and provide such other guidance with respect to compensation matters as the Committee deems appropriate. It may also have such other duties as may from time to time be assigned to it by the Board and are required by the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market, Inc. ("NASDAQ").

                              Committee Membership
                              --------------------

     The Committee shall be comprised of at least two directors determined by the Board to meet the director independence requirements of NASDAQ, subject to any applicable exemptions and phase-in provisions under NASDAQ rules. The Board shall select the members of the Committee and its chairman at the Annual Meeting of the Board, and the Board shall have the power at any time to change the membership of the Committee.

                                    Meetings
                                    --------

     The Committee shall meet as often as it deems necessary. The Committee may request any officer or employee of the Company to attend meetings of the Committee or to meet with members of, or consultants to, the Committee. Members of the Committee may participate in meetings of the Committee by telephone conference call. The Committee may act by unanimous written consent in lieu of a meeting. Pursuant to NASDAQ rules, the Chief Executive Officer shall not be present during voting or deliberations relating to his compensation.

                    Committee Authority and Responsibilities
                    ----------------------------------------

     The Committee shall have sole authority to retain and terminate (i) compensation consultants and (ii) any other advisors whom the Committee believes are necessary to assist it in carrying out its duties. The Committee shall have sole authority to approve such consultants' and advisors' fees and other retention terms.

     The  Committee  shall  report  regularly  to  the  Board   summarizing  any
significant issues considered by the Committee and any action it has taken.

     The principal duties and responsibilities of the Committee are as follows:

     1. Make recommendations to the Board as to the Company's general compensation philosophy.

     2. Review and approve those corporate goals and objectives established by the Board that are relevant to the compensation of the Company's Chief Executive Officer (the "CEO"), evaluate the performance of the CEO in light of those goals and objectives, and determine and approve the CEO's compensation based on this evaluation.

     3.   Determine the annual compensation,  including benefits and perquisites
          of  all   executive   officers  of  the   Company,   and  report  such
          determinations and actions to the Board.

     4. Review and approve employment agreements, severance agreements, change of control agreements and other similar agreements relating to executive officers.

     5.   Undertake   any  other   duties  and   responsibilities   relating  to
          compensation matters that the Board may delegate to the Committee.

     6.   Undertake  such  other   responsibilities,   as  the  Committee  deems
          appropriate for it to carry out its purpose under this Charter.

                                                                    APPENDIX III

                            Eagle Bulk Shipping Inc.

                          Nominating Committee Charter


     This Nomination Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Eagle Bulk Shipping Inc. (the "Company"). The Nomination Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

                                     Purpose
                                     -------

     The Committee shall identify, evaluate and make recommendations to the Board concerning individuals for selections as director nominees for the next annual meeting of stockholders or to otherwise fill Board vacancies. It may also have such other duties as may from time to time be assigned to it by the Board and are required by the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market, Inc. ("NASDAQ").

                              Committee Membership
                              --------------------

     The Committee shall be comprised of at least two directors determined by the Board to meet the director independence requirements of NASDAQ, subject to any applicable exemptions and phase-in provisions under NASDAQ rules. The Board shall select the members of the Committee and its chairman at the Annual Meeting of the Board and the Board shall have the power at any time to change the membership of the Committee.

                                    Meetings
                                    --------

     The Committee shall meet as often as it deems necessary. The Committee may request any officer or employee of the Company to attend meetings of the Committee or to meet with members of, or consultants to, the Committee. Members of the Committee may participate in meetings of the Committee by means of a telephone conference. The Committee may act by unanimous written consent in lieu of a meeting.

                    Committee Authority and Responsibilities
                    ----------------------------------------

     The Committee shall have sole authority to retain and terminate any advisors whom the Committee believes are necessary to assist it in carrying out its duties, including search firms to identify director candidates. The Committee shall have sole authority to approve such advisors' fees and other retention terms.

     The  Committee  shall  report  regularly  to  the  Board   summarizing  any
significant issues considered by the Committee and any action it has taken.

     The principal duties and responsibilities of the Committee are as follows:

     1. Identify and evaluate individuals qualified to become Board members, and propose to the Board nominees for election to the Board.

     2. Consider nominees duly recommended by stockholders for election to the Board; provided that any such recommendations must be submitted in accordance with the procedures set forth in the Company's Bylaws, the recommending stockholder's status as a stockholder has been verified, and the submission otherwise complies with any other stockholder nomination procedures set forth from time to time by the Board.

     3. Recommend individuals to be elected by the Board to fill any Board vacancies.

     4. Review periodically the director independence standards under NASDAQ rules and the rules of the SEC, evaluate annually each director's independence status under such standards and report the results of such evaluation to the Board.

     5. Undertake any other duties and responsibilities relating to the nomination process that the Board may delegate to the Committee.

     6.   Undertake  such  other   responsibilities   as  the  Committee   deems
          appropriate for it to carry out its purpose under this charter.



25083 0003 655864

                                                  [_]  Mark this box with an X
                                                       if you have made changes
                                                       to your name or address
                                                       details above.



Annual Meeting Proxy Card

A.   Election of Directors

1.   The Board of Directors recommends a vote
     "FOR" the listed nominees.

                                   For        Withhold

01 - Sophocles N. Zoullas          [_]        [_]
02 - Michael B. Goldberg           [_]        [_]


B.   Ratificaion of Appointment of Independent Auditors

2. The Board of Directors unanimously recommends a vote "FOR" the following proposal.


2.   The Board has selected the firm of       For      Against    Abstain
     Ernst & Young LLP as the Company's       [_]        [_]       [_]
     independent registered public
     accounting firm to audit the
     financial statements of Eagle Bulk
     Shipping for the fiscal year ending
     December 31, 2006 and recommends
     that shareholders vote for
     ratification of this appointment.


C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

     NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.


Signature 1 -                  Signature 2 -                    Date (mm/dd/yy)

-------------------------      -------------------------       -----------------

Proxy - Eagle Bulk Shipping Inc.



477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2006




NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Eagle Bulk Shipping Inc., a Marshall Islands corporation ("Eagle Bulk Shipping" or the "Company"), will be held on Wednesday, May 24, 2006 at 10:00 a.m. (local time), at the offices of Seward & Kissel, LLP, One Battery Park Plaza, New York, New York for the following purposes:

1.   To elect two Class I Directors to the Board of Directors;

2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Shareholders of record at the close of business on April 24, 2006, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.